SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 10, 2007

                   Universal Stainless & Alloy Products, Inc.
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             (Exact name of registrant as specified in its charter)

                  Delaware                 000-25032           25-1724540
    ----------------------------        --------------       -------------------
    (State or other jurisdiction        (Commission          (IRS Employer
    of incorporation)                   File Number)         Identification No.)


                600 Mayer Street, Bridgeville, Pennsylvania        15017
     --------------------------------------------------------- -------------
               (Address of principal executive offices)         (Zip code)

       Registrant's telephone number, including area code: (412) 257-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

/  /    Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)
/  /    Soliciting   material pursuant  to  Rule 14a-12  under the  Exchange Act
        (17  CFR  240.14a-12)
/  /    Pre-commencement  communications  pursuant  to  Rule 14d-2(b)  under the
        Exchange  Act (17 CFR  240.14d-2(b))
/  /    Pre-commencement communications  pursuant  to Rule  13e-4(c)  under  the
        Exchange  Act  (17 CFR 240.13e-4(c))




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Item 5.02.  Departure of Directors or Certain  Officers;  Election of Directors;
            Appointment   of  Certain Officers;  Compensatory   Arrangements  of
            Certain Officers.

         As a result of the mandatory retirement policy adopted by the Board of Directors of Universal Stainless & Alloy Products, Inc. (the "Company"), George
F. Keane, a current director of the Company, is not eligible to be nominated for reelection at the Company's next Annual Meeting of Stockholders and will retire from the Company's Board of Directors effective May 15, 2007.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                   UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.


                   By:   /s/ Richard M. Ubinger
                         -------------------------------------------------------
                         Vice President of Finance,
                         Chief Financial Officer and Treasurer

Dated:  April 10, 2007